EXECUTIVE EMPLOYMENT AGREEMENT
高管聘用协议

This Employment Agreement (the "**Agreement**") is entered into in 2023 between United Sowell International Group Limited, a company incorporated in the Cayman Islands (the "**Company**", together with its subsidiaries, the "**Sowell Group**") and Yue Zhu(the "**Executives**").
本雇佣协议（本"**协议**"）于 2023 年 由联合索威尔国际集团有限公司，一家于开曼群岛注册成立的公司（下称"本公司"，及其子公司，下称"**索威尔集团**"）与 朱岳("**高管**"）签订。

Whereas, the Company wishes to enter into an employment agreement with the Executive whereby the Executive will be engaged by the Company on the terms and conditions set out below;
鉴于，公司希望和该高管订立一份雇佣协议，该高管将根据以下条款和条件被公司聘用；

NOW, THEREFORE, the parties hereby agree as follows:
因此，双方在此达成如下协议：

ARTICLE1
条款1
EMPLOYMENT, DUTIES AND RESPONSIBILITIES
聘用、职责和责任

Section1.01. *Employment.*The Executive will serve as the Chief Exective Officer of the Company with effect from 1 December 2023,(the "**Effective Date**"). The Executive hereby accepts such engagement and agrees to devote the majority of the Executive's time and energy to advancing the interests of the Sowell Group.
第 1.01 条。*聘用。*该高管将自2023 年12月1日（"**生效日期**"）起担任公司首席执行官。高管特此接受该等聘用，并同意将高管的大部分时间和精力用于促进索威尔集团的利益。

Section1.02. *Duties and Responsibilities.*The Executive shall, under the supervision and direction of the Board of Directors of the Company (the "**Board**"), perform duties and services of a similar nature to those normally associated with the above position.
第 1.02 条。*职责和责任。*在公司董事会（"**董事会**"）的监督和指导下，高管应履行与上述职位通常相关的职责和服务性质相似的职责。

Section1.03.*Base of Operation.* The principal office address of the Executive for the performance of its duties and responsibilities under this Agreement shall be the offices of the Company in Hong Kong and Shenzhen and such other locations as may be reasonably necessary from time to time to perform the obligations of the Executive under this Agreement.
第 1.03 条。*办公地址。*高管履行其在本协议项下的职责和责任的主要办公地址应为公司在香港和深圳的办事处，以及为履行高管在本协议项下的义务而不时合理必要的其他地点的办事处。

ARTICLE 2
第二条
TERM
条款

Section2.01.*Term.*

第2.01 条。*条款。*

(a) Subject to other terms and conditions hereof, the term of employment under this Agreement (the "**Term**") shall commence from the Effective Date and be valid for five years. Prior to the expiration of the term of Employment, the parties may negotiate and sign legal documents for confirmation.

根据本协议的其他条款和条件，本协议下的聘用期（"聘用期"）将从生效日期开始，有效期五年，聘用期限届满前双方可协商展期并签署法律文件确认。

(b)The Executive shall be subject to a Probation Period of three months from the Effective Date (the "**Probation Period**"). After the Probation Period, if the Company recongnizes that the work performance of the Executive during the probation period is not satisfactory, the Company and the Executive may extend the Probation Period based on consensus through consultation. The salaries, remuneration and benefits of the senior executives during the probation period shall be governed by the relevant laws of the jurisdiction where this Agreement is governed and the company's rules and regulations.

自生效日期起，高管须有三个月的试用期（"试用期"）。在试用期结束后，如果公司认为高管在试用期内的工作表现不令人满意，公司和高管可以经协商一致后延长试用期。前述试用期间高管的薪资、报酬和福利依据本协议受管辖地相关法律及公司规章制度执行。

(c)The Executive represents and warrants to the Company that the execution or delivery of this Agreement, and the performance of the Executive's duties under this Agreement, does not violate or will violate the provisions of any other agreement to which the Executive is a party or is bound, including but not limited to: Meet the requirements for residence and work in the appointed position at the office location agreed herein, as well as the special qualification requirements for serving as chief financial officer; There are no third party agreements or circumstances that restrict or exclude the performance of the position agreed herein, such as competition restrictions or employment restrictions.

高管向公司声明并保证，本协议的签署或交付，以及高管在本协议项下的职责的履行，均不违反或将违反高管作为一方或受其约束的任何其他协议的规定，包括但不限于：具备在本协议约定的办公地点从事聘任职位工作的居留、务工等条件，以及担任首席执行官的特别资质要求；不具有竞业限制、聘用限制等限制或排除本协议约定职位履职的第三方约定或情形。

ARTICLE 3
条款3
COMPENSATION AND EXPENSES
薪酬及费用

Section 3.01. *Salary, Remuneration and Benefits.* The cash remuneration for Executives is Chinese RMB ¥20,000 per month, subject to annual reviews and adjustments by the Company or the Remuneration Committee of the Board. In addition to cash compensation, Executives are entitled to all other minimum statutory rights, benefits or protections under the Employment Ordinance, the Minimum Wages Ordinance, the Mandatory Provident Fund Schemes Ordinance, the Employees' Compensation Ordinance and any other relevant ordinances. In addition to cash compensation, Executives are entitled to all other minimum statutory rights, benefits or protections under the Employment Ordinance, the Minimum Wages Ordinance, the Mandatory Provident Fund Schemes Ordinance, the Employees' Compensation Ordinance and any other relevant ordinances.

第 3.01 条。*薪资、报酬和福利。*高管的现金薪酬为每月人民币 20,000 元，视乎本公司或董事会薪酬委员会的年度检讨及调整而定。除现金补偿外，高管有权享有《雇佣条例》、《最低工资条例》、《强制性公积金计划条例》、《雇员补偿条例》及任何其他相关条例

所规定的所有其他最低法定权利、福利或保障。除现金补偿外，高管有权享有《雇佣条例》《最低工资条例》《强制性公积金计划条例》《雇员补偿条例》及任何其他相关条例所规定的所有其他最低法定权利、福利或保障。

Section3.02Expenses.The Company will reimburse the Executive for reasonable documented business-related expenses incurred by him/her during the term of employment in connection with the performance of his/her duties hereunder, subject to the Company's policies and guidelines in relation to business-related expenses in effect from time to time during the term of employment, provided that the Senior Executive shall provide the Company with all appropriate receipts.
第 3.02 条。*费用*。公司将向高管报销其在聘期内因履行其在本协议项下的职责而产生的合理的有文件证明的业务相关费用，但须遵守公司在聘期内不时生效的与业务相关费用相关的政策和指南，前提是高管应向公司提供所有适当的收据。

Section3.03 *Annual Leave.* The Executive shall have the right to take paid annual leave within the time approved by the Company in accordance with the relevant laws of the place governed by this Agreement and the rules and regulations of the Company.
第 3.03 条。*年假*。高管有权在公司批准的时间内，依据本协议受管辖地相关法律及公司规章制度享有相应期限的带薪年假。

Section 3.04 *Payer of Compensation.* All compensation, salary, benefits and remuneration in this Agreement may be paid by the Company or any of its subsidiaries,as decided by the Company in its sole discretion.
第 3.04 条。*薪酬支付人*。本协议中的所有薪酬、工资、福利和报酬均可由本公司或其任何子公司自行决定支付。

ARTICLE 4
条款4
EXCLUSIVITY, NON-COMPETE AND NOSOLICITATION
排他性，竞争禁止及无招揽

Section4.01. *Exclusivity.* The Executive agrees to perform its duties, responsibilities and obligations under this Agreement effectively and to the best of its ability.The Executive agrees that the Executive will devote virtually all of his or her working time, care and attention and best efforts to these duties, responsibilities and obligations throughout the term of employment.The Executive agrees that all of his/her activities as an employee of the Company shall comply with all current and future policies, rules, regulations and instructions of the Company and shall not conflict with this Agreement.
第 4.01 条。*排他性*。高管同意有效地并尽其所能地履行其在本协议项下的职责、责任和义务。高管同意，高管将在整个聘用期限内将其几乎所有的工作时间、关心和关注以及尽最大努力投入到这些职责、责任和义务中。高管同意，其作为公司员工的所有活动均应符合公司当前和未来的所有政策、规则、法规和指示，且不得与本协议相抵触。

Section 4.02.*Non-Compete andNo Solicitation.*
第4.02 条。*竞争禁止及无招揽*

(a)*Non-compete.*The Executive agrees that, unless otherwise agreed by the Company, during the term of employment and within twelve (12) months after termination of employment for any reason, he or she will not, Nor will it result in its associates directly or indirectly (whether as a controller, agent, director, employee, partner, shareholder, management or otherwise):(i) being employed or self-employed to engage in, engage in or own or hold any interest in, or to provide any consulting, technical and other services or any assistance to, any competing business (as defined below); (ii) to invest in any competing business; (iii) to establish an entity to engage in any competitive business; Or (iv) provide any services to any former, current or potential customers of the Company or any of its subsidiaries that compete with the services provided by the Company or any of its subsidiaries. In this Agreement, "competing business" means any business that is substantially similar to, directly or indirectly competes or is likely to compete with any business conducted by the Company or any of its subsidiaries, including but not limited to the business conducted by the entity specified in any other

agreement between the Company or any of its subsidiaries and the officers. The Executive also agrees that throughout the term of employment and at any time thereafter, he or she will not and will cause his or her associates not to engage in any conduct that damages the reputation of the Company.

竞业禁止。高管同意，除非公司另有约定，否则在聘用期限内以及因任何原因终止雇佣后的十二（12）个月内，他或她不会，也不会导致其关联公司直接或间接地（无论是作为控制人、代理人、董事、员工、合伙人、股东、管理层或其他）:(i）受雇于或自雇从事、从事或拥有或持有任何利益，或向任何竞争业务（定义见下文）提供任何咨询、技术和其他服务或任何协助；(ii）投资于任何竞争业务；(iii）设立实体从事任何竞争性业务；或（iv）向本公司或其任何子公司的任何前客户、当前客户或潜在客户提供与本公司或其任何子公司提供的服务相竞争的任何服务。在本协议中，"竞争业务"系指与本公司或其任何子公司开展的任何业务实质上相似、直接或间接竞争或可能竞争的任何业务，包括但不限于本公司或其任何子公司与高管之间的任何其他协议中规定的实体开展的业务。高管还同意，在整个聘用期限内以及此后的任何时候，他或她将不会并将导致其关联公司不从事任何损害公司声誉的行为。

(b)*NoSolicitation.*No solicitation. During the term of employment and within twelve (12) months after termination of employment for any reason, the Executive shall not directly or indirectly (in his own name or on behalf of any other party) require or attempt to require any person, firm or company that is a customer, supplier, associate, employee or adviser of the Company or any of its subsidiaries to terminate his relationship with the Company or any of its such subsidiaries.

无招揽。在聘用期间以及因任何原因终止雇佣后的十二（12）个月内，高管不得直接或间接地（以其个人名义或代表任何其他方）要求或试图要求作为本公司或其任何子公司的客户、供应商、联营公司、员工或顾问的任何个人、商行或公司终止其与本公司或其任何此类子公司的关系。

ARTICLE5
条款5
CONFIDENTIALITY AND INTELLECTUAL PROPERTY
保密及知识产权

Section 5.01. *Confidentiality.* During the term of employment with the Company pursuant to this Agreement and at any time thereafter, the Executive shall maintain strict confidentiality and shall not use all non-public information relating to the technology, business, financial condition and other aspects of the Sowell Group, including but not limited to any proprietary and confidential technical, financial, marketing, distribution and business information and other trade secrets. Business knowledge and financing plans of any member of the Sowell Group, except as authorised by the Company or as required by applicable laws and regulations, or pursuant to an order of a court or other governmental entity, shall not disclose or make available such non-public information to any person, corporation, corporation or entity, Not to use such non-public information for any purpose other than the performance of its duties in the best interests of the Sowell Group.The Executive shall also comply with the Company's corporate policies and any other confidentiality agreements that the Executive may have with the Company or any of its subsidiaries. These terms and other confidentiality policies and agreements are collectively referred to as the "**Confidentiality Terms**" hereinafter.The Executive shall abide by the confidentiality clause throughout the term of employment and at any time thereafter.

第 5.01 条。*保密*。在根据本协议与本公司的聘用期限内以及此后的任何时候，高管应严格保密，不得使用与索威尔集团的技术、业务、财务状况和其他方面有关的所有非公开信息，包括但不限于任何专有和机密的技术、财务、营销、分销和商业信息以及其他商业秘密。索威尔集团任何成员的商业知识和融资计划，除非经公司授权或根据适用法律法规的要求，或根据法院或其他政府实体的命令，不得向任何个人、公司、公司或实体披露或提供该等非公开信息，不得将该等非公开信息用于符合索威尔集团最大利益的履行其职责以外的任何目的。高管还应遵守公司的公司政策以及高管可能与公司或其任何子公司签订的任何其他保密协议。本条款与其他保密政策和协议以下合称"**保密条款**"。高管应在整个聘用期限内及此后的任何时候遵守保密条款。

Section5.02.*Transfer of Intellectual Property.*Executive hereby agrees to transfer to the Company and/or its subsidiaries all intellectual property rights in the Works created during the Term of employment or other intellectual property rights that are considered professional works under applicable laws and regulations (**"Professional Works "**). **"Intellectual Property"** as used herein shall mean all current and future intellectual property rights, including but not limited to patent rights, trademarks or Copyrights in any country, whether registered or not.The Executive agrees that throughout the employment process and at any time thereafter, the Executive shall sign the necessary documents and take the necessary actions to transfer the career Works to the Company. The Executive acknowledges that, to the extent permitted by applicable laws and regulations, the Company shall hold all rights and interests in the professional works, including any patents or Copyrights. The Executive further agrees that, throughout the course of employment and at any time thereafter, the Executive and his successors, assignees and representatives shall, at the request of the Company, assign any rights exclusively to the Company or any of its subsidiaries. Assist in the preparation and execution of all applications and instruments and perform other tasks or procedures necessary in accordance with applicable laws and regulations in order for the Company to obtain and maintain patents and other intellectual property rights in any applicable jurisdiction and/or protect the rights and interests of the Company and/or any of its subsidiaries in professional works.
第 5.02 条。*知识产权转让。*高管特此同意向公司和/或其子公司转让在聘用期内创作的作品中的所有知识产权，或根据适用法律法规被视为职业作品的其他知识产权（"职业作品"）。本协议中所指的"知识产权"是指所有当前和未来的知识产权，包括但不限于任何国家的专利权、商标或版权，无论是否注册。高管同意，在整个聘用过程中以及此后的任何时候，高管应签署必要的文件并采取必要的行动，以便将职业工程转让给公司。高管承认，在适用法律法规允许的情况下，公司应持有职业作品的所有权利和利益，包括任何专利或版权。高管进一步同意，在整个雇佣过程中以及此后的任何时候，高管及其继承人、受让人和代表应公司要求，将任何权利独家转让给公司或其任何子公司。协助准备和执行所有申请和文书，并根据适用的法律法规执行其他必要的任务或程序，以便公司在任何适用的司法管辖区获得和维持专利和其他知识产权，并/或保护公司和/或其任何子公司在职业作品中的权利和利益。

ARTICLE 6
条款6
TERMINATION
终止

Section6.01.*Termination during the Probation Period.*During the first month of the probationary period, both the Company and the Executive may terminate the employment relationship without notice or payment of compensation in lieu of notice. During the remaining period of the probation period (including any extension of the probation period), both the Company and the Executive may terminate the employment relationship by (i) giving seven (7) calendar days' prior written notice or (ii) paying to the other party a cash payment in lieu of notice equal to seven (7) calendar days' salary pro rata to be paid by the Executive.
第 6.01 条。*试用期终止。*在试用期的第一个月，公司和高管均可终止雇佣关系，无需通知或支付代通知金。在试用期的剩余时间内（包括试用期的任何延长），公司和高管均可通过以下方式终止雇佣关系：(i) 提前七（7） 个日历日发出书面通知，或（ii）向对方支付相当于高管按比例支付的七（7）个日历日工资的现金作为代通知金。

Section6.02.*Terminationafterthe Probation Period.* Upon completion of the Probation Period (during the Term of Employment), both the Company and the Executive may terminate the employment by either (i) paying one (1) month's written notice or (ii) paying the other party a pro rata salary equivalent to one (1) month of the Executive's salary in lieu of notice. After the termination notice or payment in lieu of notice has been given, the senior executive shall not take annual leave before the termination of the employment relationship.
第 6.02 条。*试用期结束后终止。*在试用期结束后（任职期间），公司和高管均可通过以下方式终止雇佣关系：(i) 提前一（1）个月发出书面通知，或（ii）向对方支付相当于高管一（

1）个月按比例计算的工资作为代通知金。在发出终止通知或代通知金后，高管不得在雇佣关系终止前休年假。

ARTICLE 7
条款7
MISCELLANEOUS
杂项

Section7.01.*Benefit Assignment;Assignment;Beneficiary.* This Agreement shall apply to and be binding upon the Company and its successors and assigns, including but not limited to any corporation or person which may acquire all or substantially all of the assets or business of the Company or with which the Company may merge.This Agreement shall also apply to and be enforceable by the Executive officers and their personal or legal representatives, executors, administrators, successors, distributers and legatees. In the event of the death of the Executive, any amount still payable to the Executive under this Agreement (other than where the Company and the Executive terminate the Agreement), all such amounts shall be payable in accordance with the terms of this Agreement to the beneficiary, legatee or other nominee of the Executive or, if there is no such nominee, to the estate of the Executive.
第 7.01 条。*利益分配、分配、受益人。*本协议应适用于本公司及其继承人和受让人，并对其具有约束力，包括但不限于可能收购本公司全部或实质上全部资产或业务的任何公司或个人，或本公司可能与之合并的任何公司或个人。本协议也应适用于高管及其个人或法定代表、执行人、管理人、继承人、分配人、受遗赠人，并可由其强制执行。如果高管去世，则在本协议项下仍应向高管支付任何金额（公司和高管终止协议的除外），则所有该等金额应按照本协议条款支付给高管的受益人、受遗赠人或其他指定人，或者如果没有此类指定人，则支付于高管的遗产。

Section 7.02. *Notices.* Any notice required or permitted under this Agreement shall be in writing and, if delivered personally or by registered mail, national overnight express or E-mail, shall be fully provided. In the case of the Company, to the office or E-mail account of the head of human Resources (or an equivalent person performing that function); In the case of senior executives, to the address or email account in the company's employment records. Any notice given under this Agreement shall be deemed to have been given at the time it is received by the person to whom it is received.
第 7.02 条。*通知。*本协议项下要求或允许的任何通知均应采用书面形式，并且如果亲自递送或通过挂号信、国家隔夜快递或电子邮件发送，则应充分提供。如为本公司，则发送至人力资源主管（或履行该职能的同等 人员）的办公室或电子邮件账户；如为高管，则发送至公司雇佣记录中的地址或电子邮件帐户。在本协议项下发出的任何通知应被视为在收到该通知的人收到该通知时已发出。

Section7.03.*Entire Agreement; Amendment.*This Agreement contains the entire agreement of the parties hereto with respect to the terms and conditions of the Executives employment with a member of the Sowell Group and supersedes any and all prior agreements and understandings, whether written or oral, between the parties hereto with respect to such employment.This Agreement may not be changed or modified except by any instrument in writing signed by both ofthe parties hereto.

第 7.03 条。*完整协议；修正案。*本协议包含本协议各方关于高管与索威尔集团某一成员雇用的条款和条件的完整协议，并取代本协议各方之间关于该等雇用的任何和所有之前的书面或口头协议和谅解。除非通过双方签署的书面文件，否则不得更改或修改本协议。

Section7.04.*Waiver.*The waiver by either party of a breach of any provision of this Agreement shall not operate or be construed as a continuing waiver or asaconsent toor waiver of any subsequent breach hereof.
第 7.04 条。*豁免。*任一方对违反本协议任何条款的豁免不应被视为或被解释为持续的豁免，也不应被解释为同意或放弃对任何后续违反本协议的行为。

Section7.05. *Headings.* The article and section headings herein are for convenience of reference only,do not constitute a part of this Agreement and shall not be deemed tolimit or affect any of the provisions hereof.
第 7.05 条。*标题*。本协议的条款和章节标题仅为方便参考而设，不构成本协议的一部分，也不应被视为限制或影响本协议的任何条款。

Section7.06.*Governing Law.*This Agreement shall be governed by and interpreted in accordance with the laws of Hong Kong.
第 7.06条。*适用法律*。本协议适用香港法律，并根据香港法律进行解释。

Section 7.07. *Agreement To Take Actions.* Each party hereto shall execute and deliver such documents, certificates, agreements and other instruments, and shall take such other actions,as may be reasonably necessary or desirable in order to perform his or her or its obligations under this Agreement or to effectuate the purposes hereof.
第 7.07 条。*同意采取行动*。为履行其在本协议项下的义务或实现本协议的目的，本协议各方应签署并交付合理必要或可取的文件、证书、协议和其他文书，并采取其他行动。

Section7.08. *Dispute Resolution.* Any dispute arising between the parties hereto regarding the meaning and intention of this Agreement or any terms and provisions hereof shall be submitted to Shenzhen International Court of Arbitration for settlement, and the ruling shall be governed by substantive law in accordance with Article 7.06。

第 7.08 条。*解决争议的方式*。本协议双方之间就本协议的含义和意图或任何条款和规定发生的任何争议，均应提交深圳国际仲裁院解决，裁决适用实体法律依据第7.06条执行。

Section 7.09. *Survivorship.* The respective rights and obligations of the parties under this Agreement shall continue to be retained after the termination of this Agreement, but only to the extent necessary for the retention of such rights and obligations.
第 7.09 条。*存续*。双方在本协议项下各自的权利和义务在本协议终止后仍将继续保留，但仅限于保留该等权利和义务所必需的范围。

Section 7.10. *Severability.*The invalidity or unenforceability ofany provisionor provisions of this Agreement shall not affect the validity or enforceability ofany other provision or provisions of this Agreement,which shall remain in full force and effect.
第 7.10 条。*可分割性*。本协议项下任何条款的无效或不可执行性不影响本协议任何其他条款的有效性或可执行性，本协议任何其他条款应保持完全有效。

Section7.11.*Counterparts.* This Agreement may be executed in one or more counterparts,each of which shall be deemed to be an original but all of which together will constitute one and the same instrument.
第 7.11 条。*对应物*。本协议可签署一份或多份副本，每一份副本均应被视为原件，但所有副本合在一起将构成同一份文书。

Section7.13. *Withholding.*All payments to the Executive here under shall be subject to with holding to the extent required by applicable law.
第 7.13 条。*扣缴*。根据适用法律的要求，本协议项下支付给高管的所有款项均应依相关法律扣缴。

[signaturepagefollows]

[后附签名页]

IN WITNESS WHEREOF, each of the parties hereto has duly executed this Agreementas of the date first above written.

兹证明，本协议各方已于上文首次载明的日期正式签署本协议。

LIANHESOWELL INTERNATIONAL GROUP LTD

联合索威尔国际集团有限公司

By
由：________________________

Name
姓名：

Title
抬头：Director

EXECUTIVE高管

____

Name
姓 名：朱岳 Yue Zhu